Securities (Changes in Credit Loss Component of the Impairment Loss of Debt Securities for Other-than-Temporary Impairment Recognized in Earnings) (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Balance of credit related OTTI, beginning of period	$ 114,514	$ 117,003	$ 119,809
Initial credit impairments	0	0	0
Subsequent credit impairments	977	0	0
Accretion of credit loss impairment due to an increase in expected cash flows	(3,256)	(2,489)	(2,806)
Balance of credit related OTTI, end of period	$ 112,235	$ 114,514	$ 117,003